                              NATIONS FUNDS TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                                  May 5, 2003

DEAR SHAREHOLDER:

     We are pleased to invite you to a special meeting of shareholders of Nations Classic Value Fund (the "Fund"). The meeting will be held at 10:00 a.m., Eastern time, on July 11, 2003, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. At the meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into Nations Value Fund (the "Acquiring Fund"), another mutual fund within the Nations Funds family.

     The investment objective, principal investment strategies and investment risks of the Fund are similar to those of the Acquiring Fund. The features and services that are available to Fund shareholders today will continue to be available to them as Acquiring Fund shareholders after the Reorganization. However, the Reorganization will result in a change to the adviser/sub-adviser structure for the Fund, and the Fund's investment approach differs from that of the Acquiring Fund. The Fund has both an investment adviser (Banc of America Capital Management, LLC ("BACAP")) and an investment sub-adviser (Brandes Investment Partners, LLC ("Brandes")), whereas the Acquiring Fund is served by a single investment adviser (BACAP). Brandes and BACAP follow different approaches to value-style investing, as described in the accompanying combined Proxy Statement/Prospectus.

     The Reorganization offers several potential benefits. First, management and the Board of Trustees believe that combining similar funds should lead to various benefits that come from greater asset size, including achieving potential economies of scale by eliminating duplicative costs associated with maintaining both funds as separate series and by spreading certain costs over a larger, combined asset base. Importantly, this is expected to result in lower total operating expense ratios. After the Reorganization, we expect that you'll pay less in fund fees. Second, the Acquiring Fund has had less volatility than your Fund (that is to say, steadier historical performance) and has adopted a market capitalization range. Management and the Board believe that a fund that has less volatility and emphasizes market capitalization specificity are characteristics more in keeping with what Nations Funds family shareholders have come to expect.

     THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

     If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund will be reorganized into the Acquiring Fund on or about July 18, 2003, when Fund shares will be exchanged for shares of the same class of shares of the Acquiring Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free for U.S. federal income tax purposes.

     The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus and Proxy Ballot are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Board of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above. We look forward to your attendance at the meeting or to receiving your Proxy Ballot so that your shares may be voted at the meeting.

                                        Sincerely,

                                        ROBERT H. GORDON
                                        President and Vice-Chairman of the
                                        Board of Trustees of Nations Funds Trust

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY
As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your ballot at your convenience, 24 hours a day. After reviewing the enclosed Combined Proxy Statement/Prospectus ("Proxy/Prospectus") select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

VOTE ON-LINE                                     VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed Proxy/Prospectus and      1.   Read the enclosed Proxy/Prospectus and
     have your Proxy Ballot* at hand.                 have your Proxy Ballot* at hand.
2.   Go to Web site WWW.PROXYVOTE.COM            2.   Call the toll-free number on your
                                                      Proxy Ballot.
3.   Enter the 12-digit Control Number           3.   Enter the 12-digit Control Number
     found on your Proxy Ballot.                      found on your Proxy Ballot.
4.   Submit your proxy using the                 4.   Submit your proxy using the
     easy-to-follow instructions.                     easy-to-follow instructions.

* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR
  TELEPHONE.

                              NATIONS FUNDS TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on July 11, 2003

SHAREHOLDERS:

     PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Classic Value Fund (the "Fund") will be held at 10:00 a.m., Eastern time, on July 11, 2003, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A proposed agreement and plan of reorganization that provides for the reorganization of Nations Classic Value Fund into Nations Value Fund.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     Item 1 is described in the attached Combined Proxy Statement/Prospectus.

     THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on April 18, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXY: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER SHOWN ON THEIR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                            By Order of the Board of Trustees,

                                            ROBERT B. CARROLL
                                            Secretary of Nations Funds Trust

May 5, 2003

                      COMBINED PROXY STATEMENT/PROSPECTUS
                               Dated May 5, 2003

                              NATIONS FUNDS TRUST
                           ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                           TELEPHONE: (800) 321-7854

     FOR EASE OF READING, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS PROXY/PROSPECTUS HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS PROXY/PROSPECTUS IN APPENDIX A. A shareholder may find it helpful to review the terms and names in Appendix A before reading this Proxy/Prospectus.

     This Proxy/Prospectus, which should be retained for future reference, sets forth concisely information about the proposed Reorganization of the Fund into the Acquiring Fund, and information about the Acquiring Fund that a shareholder should know before deciding how to vote. It is both a proxy statement for the meeting and a prospectus offering shares in the Acquiring Fund. It is expected that this Proxy/Prospectus will be mailed to shareholders on or about May 12, 2003.

     Additional information about the Fund and the Acquiring Fund is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. The information contained in the prospectuses for the Fund and Acquiring Fund is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference. In addition, a copy of the Acquiring Fund prospectus also accompanies this Proxy/Prospectus. The Fund's prospectus, annual report to shareholders for the fiscal year ended March 31, 2002 and semi-annual report to shareholders for the fiscal period ended September 30, 2002 previously have been mailed to shareholders. The Fund's annual report to shareholders for the fiscal year ended March 31, 2003 will be mailed to shareholders when it becomes available. The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated May 5, 2003. Additional copies of any of these documents are available without charge by writing to the address given above or by calling (800) 321-7854. These documents also are available on the SEC's website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Meeting has been called to consider the Reorganization Agreement dated as of May 1, 2003 that provides for the Reorganization of the Fund into the Acquiring Fund.

                               TABLE OF CONTENTS

                                                              Page No.
                                                              --------
SUMMARY.....................................................      3
     Overview of Fees.......................................      3
     Overview of the Reorganization Agreement...............      3
     Overview of Investment Objectives and Principal
      Investment Strategies.................................      3
     Overview of Service Providers..........................      4
     Overview of Purchase, Redemption, Distribution,
      Exchange and Other Policies and Procedures............      4
     Overview of U.S. Federal Income Tax Consequences.......      4
     Principal Risk Factors.................................      4

THE REORGANIZATION..........................................      5
     Description of the Reorganization Agreement............      5
     Benefits of, and Reasons for, the Reorganization.......      5
     Board Consideration....................................      6
     Comparison of Investment Management, Investment
      Objectives and Principal Investment Strategies........      7
     Comparison of Fundamental Investment Policies..........      8
     Comparison of Forms of Business Organization...........      9
     Comparison of Advisory and Other Service Arrangements
      and Fees..............................................      9
     Comparison of Purchase, Redemption, Distribution and
      Exchange Policies and Other Shareholder Transactions
      and Services..........................................     10
     Material U.S. Federal Income Tax Consequences..........     10
     Capitalization.........................................     12

VOTING MATTERS..............................................     13
     General Information....................................     13
     Quorum.................................................     13
     Shareholder Approval...................................     13
     Principal Shareholders.................................     14
     Annual Meetings and Shareholder Meetings...............     15

ADDITIONAL INFORMATION ABOUT THE TRUST......................     15
     Financial Statements...................................     15
     Other Business.........................................     15
     Shareholder Inquiries..................................     15

APPENDICES

A -- GLOSSARY...............................................    A-1

B -- EXPENSE SUMMARIES OF THE FUND AND ACQUIRING FUND.......    B-1

C -- MANAGEMENT'S DISCUSSION OF NATIONS VALUE FUND
     PERFORMANCE............................................    C-1

                                    SUMMARY

     The following is an overview of certain information relating to the proposed Reorganization. More complete information is contained throughout the Proxy/Prospectus and its Appendices.

OVERVIEW OF FEES

     The following table shows: (i) the current expense ratios of the Fund; and
(ii) the pro forma expense ratios of the Acquiring Fund. The table shows that the pro forma expense ratios of the Acquiring Fund after the Reorganization are expected to be lower than they are for the Fund. All expense ratios shown are annualized. Pro forma expense ratios are based on the fee arrangements that will be in place upon consummation of the Reorganization. For more detailed information comparing the fees and expenses of the Fund and Acquiring Fund, see Appendix B.

                                                                                    Pro Forma
                             Total Operating        Acquiring Fund/Share Class   Total Operating
     Fund/Share Class        Expense Ratios             Post-Reorganization      Expense Ratios
     ----------------        ---------------        --------------------------   ---------------
Nations Classic Value Fund                     ---  Nations Value Fund
     Primary A Shares             0.98%                 Primary A Shares              0.95%
     Investor A Shares            1.23%                 Investor A Shares             1.20%
     Investor B Shares            1.98%                 Investor B Shares             1.95%
     Investor C Shares            1.98%                 Investor C Shares             1.95%

OVERVIEW OF THE REORGANIZATION AGREEMENT

     The document that governs the Reorganization is the Reorganization Agreement. It provides for: (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of the Fund. In other words, as a result of the Reorganization, Fund shareholders will become shareholders of the Acquiring Fund and will hold, immediately after the Reorganization, Acquiring Fund shares of the same class and having a total dollar value equal to the total dollar value of the Fund shares that the shareholder held immediately before the Reorganization.

     The Reorganization is expected to occur on or about July 18, 2003. The exchange of Fund shares for corresponding Acquiring Fund shares in the Reorganization is expected to be tax-free for U.S. federal income tax purposes and Fund shareholders will not pay any sales charge or sales load on the exchange. BACAP, or its affiliates, are expected to bear the customary expenses of the Reorganization. The Fund, however, ordinarily bears certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money, and will bear these expenses and extraordinary expenses, if any, that may be associated with the Reorganization.

     For more information about the Reorganization and the Reorganization Agreement, see "The Reorganization -- Description of the Reorganization Agreement."

OVERVIEW OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The investment objectives of the Fund and Acquiring Fund are identical. Both the Fund and the Acquiring Fund seek growth of capital by investing in companies believed to be undervalued.

     The principal investment strategies of the Fund and the Acquiring Fund are similar. However, there are differences in investment approach. The Fund invests at least 80% of its assets in equity securities (which include common stocks, preferred stock, rights and warrants) of U.S. companies. By comparison, the Acquiring Fund invests at least 80% of its assets in only common stocks of U.S. companies. The Fund normally focuses its investments in both large and medium-sized companies, but does not have a specific capitalization range for its investments. On the other hand, the Acquiring Fund primarily focuses its investments in companies with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

     Additionally, the Fund generally holds between 40 and 75 equity securities. The principal investment strategies of the Acquiring Fund do not specify how many equity securities it generally holds. However, as of

September 30, 2002 (the date of the Acquiring Fund's semi-annual report), it held equity securities of 69 different issuers.

     In the case of the Fund, Brandes's Large Cap Investment Committee employs the Graham-Dodd approach described in "The Reorganization -- Comparison of Investment Management, Investment Objectives and Principal Investment Strategies." It utilizes fundamental analysis, which is a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of industry conditions and the financial condition and management of a company. When considering a particular company for the Acquiring Fund, BACAP's Value Strategies Team similarly employs fundamental analysis. However, it also utilizes quantitative analysis, which is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

     For additional information about the similarities and differences between the investment objectives and principal investment strategies and investment approach of the Fund and Acquiring Fund, see "The Reorganization -- Comparison of Investment Management, Investment Objectives and Principal Investment Strategies."

OVERVIEW OF SERVICE PROVIDERS

     The Fund and Acquiring Fund have identical service providers, including BACAP as investment adviser, except that the Acquiring Fund is not served by an investment sub-adviser, whereas the Fund is sub-advised by Brandes. BACAP provides the same scope of day-to-day portfolio management services for the Acquiring Fund that Brandes provides for the Fund.

     Please see the chart under "The Reorganization -- Comparison of Advisory and Other Service Arrangements and Fees," and the discussion under "The Reorganization -- Investment Advisory and Sub-Advisory Services and Fees" for more information.

OVERVIEW OF PURCHASE, REDEMPTION, DISTRIBUTION, EXCHANGE AND OTHER POLICIES AND PROCEDURES

     The purchase, redemption, distribution, exchange and other policies and procedures of each share class of the Fund are identical to those of the same share class of the Acquiring Fund. For more information concerning these policies and procedures, see "The Reorganization -- Comparison of Purchase, Redemption, Distribution and Exchange Policies and other Shareholder Transactions and Services."

OVERVIEW OF U.S. FEDERAL INCOME TAX CONSEQUENCES

     An important condition to completing the Reorganization is that the Trust receive a tax opinion to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for these purposes to the Fund, the Acquiring Fund or their shareholders. However, sales of securities by the Fund prior to the Reorganization, or by the Acquiring Fund after the Reorganization, whether in the ordinary course of business or in connection with the Reorganization, could result in taxable distributions to Fund shareholders. It is expected that a substantial portion of the Fund's securities will be sold in connection with the Reorganization. It is also expected that the use of a substantial portion of the Fund's realized and unrealized losses will be limited for U.S. federal income tax purposes and the benefit of such losses to Fund shareholders may be diminished as a result of the Reorganization.

     See "The Reorganization -- Material U.S. Federal Income Tax Consequences" for additional information.

PRINCIPAL RISK FACTORS

     The following principal investment risks are relevant to an investment in the Fund and the Acquiring Fund:

     - Investment strategy risk - The teams that manage both the Fund and the Acquiring Fund choose stocks that they believe are undervalued (and in the case of the Fund, stocks that may have fallen out of favor). There is a risk that the value of these investments will not rise as high as the teams expect, or will fall.

     - Stock market risk - The value of the stocks the Fund and the Acquiring Fund hold can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

                               THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for: (i) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution of the Acquiring Fund shares to Fund shareholders in liquidation of the Fund. The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no stop-orders or similar regulatory barriers have been issued by the SEC. The completion of the Reorganization also is conditioned upon the Trust receiving an opinion from Morrison & Foerster LLP to the effect that the Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes.

     The Reorganization Agreement provides that the Reorganization may be abandoned at any time before Closing by either party if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board, and with or without the approval of Fund shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board with or without the approval of shareholders).

     At Closing, all outstanding shares of the Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the Acquiring Fund. The Reorganization Agreement also provides that BACAP, and/or its affiliates, will bear the customary expenses of the Reorganization.

     A copy of the Reorganization Agreement is available at no charge by calling
(800) 321-7854 or writing the Trust at the address listed on the first page of the Proxy/Prospectus. A copy of the Reorganization Agreement is also available at the SEC's website (www.sec.gov).

BENEFITS OF, AND REASONS FOR, THE REORGANIZATION

     Management and the Board have proposed the Reorganization as part of a continuing effort to streamline the offerings of the Nations Funds family. This involves seeking to offer viable funds that can achieve economies of scale, eliminating redundancy, ensuring distinctiveness and reducing performance volatility.

     - ACHIEVING ECONOMIES OF SCALE AND LOWER EXPENSE RATIOS. The Reorganization will combine the Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Fund. Because of economies of scale, the Acquiring Fund is expected to have, for all share classes, lower total operating expense ratios than the Fund.

     - ELIMINATING REDUNDANCY AND ENSURING DISTINCTIVENESS. Management believes that the nuances in the different investment disciplines employed by the Fund and the Acquiring Fund are not sufficiently distinct to warrant two separate funds. In addition, the Nations Funds family currently offers five domestic equity funds with value-oriented investment styles. All except the Fund have adopted a market capitalization range as part of their investment approach. The absence of market capitalization specificity makes the Fund difficult to use in an asset allocation program, which has been embraced by the Nations Funds distribution channels. Management and the Board believe that reorganizing the

       Fund into the Acquiring Fund, which already has market capitalization specificity, is preferable to imposing a market capitalization range on the Fund.

       Separately, the Board also has approved the reorganization of Nations LargeCap Value Fund into the Acquiring Fund. This reorganization does not require shareholder approval and is expected to occur at the same time that the Fund is reorganized.

       By reorganizing both the Fund and Nations LargeCap Value Fund into the Acquiring Fund, the Nations Funds family will be able to offer investors and investment professionals a clear choice of a single large capitalization, value-oriented, domestic equity fund. These consolidations have the potential to benefit shareholders by further increasing the resulting portfolio's size, which may allow it to experience additional future benefits that come with increased asset size, such as greater purchasing power and an opportunity for greater diversification among industries and issuers.

     - REDUCING PERFORMANCE VOLATILITY. The Acquiring Fund has had less volatility than the Fund -- that is to say, steadier historical performance results. Management and the Board believe that this is more in keeping with what Nations Funds family shareholders have come to expect. Management and the Board believe that BACAP's Value Strategies Team (which makes the day-to-day investment decisions for the Acquiring
       Fund) places greater emphasis than Brandes's Large Cap Investment Committee (which makes the day-to-day investment decisions for the Fund) on certain analytic tools, including risk management techniques, that have led, and are expected in the future to continue to lead, to less volatility in performance results.

BOARD CONSIDERATION

     At meetings held on February 28 and March 10, 2003, the Board considered and unanimously approved the Reorganization Agreement and recommended that shareholders vote for it at the Meeting. During deliberations, the Board (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganization as part of a continuing initiative to streamline the offerings of the Nations Funds family; (2) various shareholder benefits of the Reorganization and the Reorganization Agreement, including the fact that the Acquiring Fund is expected to have lower total operating expense ratios than the Fund; (3) the current asset levels of the Fund and the combined pro forma asset levels of the Acquiring Fund; (4) the historical performance results of the Fund and the Acquiring Fund; (5) the investment objective, principal investment strategies and investment approach of the Fund, and their relative compatibility with those of the Acquiring Fund; (6) the historical performance of Brandes with regard to similarly managed funds or accounts; (7) the performance volatility of the Fund compared with that of the Acquiring Fund;
(8) the fact that Fund shareholders will experience no change in shareholder services; (9) the anticipated tax-free nature of the exchange of shares in the Reorganization; (10) limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains; (11) the potential costs of repositioning Fund assets, either in anticipation of the Reorganization or after the Reorganization; (12) that BACAP, or its affiliates, would bear the customary expenses of the Reorganization; and (13) the potential benefits of the Reorganization to other persons, including BACAP and its affiliates (e.g., the benefit of consolidating resources within BACAP and its affiliates, and the retention by BACAP of the portion of the investment advisory fees that would otherwise be paid to Brandes).

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees, including all of the non-interested Trustees, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of both the Fund and the Acquiring Fund, and that neither the shares of the Fund nor the Acquiring Fund would be diluted as a result of the Reorganization.

          THE BOARD UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE
                    TO APPROVE THE REORGANIZATION AGREEMENT.

COMPARISON OF INVESTMENT MANAGEMENT, INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     Both the Fund and the Acquiring Fund are advised by BACAP. Whereas Brandes makes the day-to-day investment decisions for the Fund, BACAP makes the day-to-day investment decisions for the Acquiring Fund. A comparison of the investment objective and principal investment strategies of the Fund and the Acquiring Fund are set forth below.

                             NATIONS CLASSIC VALUE FUND                NATIONS VALUE FUND
--------------------------------------------------------------------------------------------------
INVESTMENT              The Fund seeks growth of capital by   The Acquiring Fund seeks growth of
OBJECTIVE               investing in companies that are       capital by investing in companies
                        believed to be undervalued.           that are believed to be undervalued.
--------------------------------------------------------------------------------------------------
PRINCIPAL               The Fund normally invests at least    The Acquiring Fund normally invests
INVESTMENT              80% of its assets in equity           at least 80% of its assets in common
STRATEGIES              securities of U.S. companies that     stocks of U.S. companies. It
                        are believed to be undervalued. The   generally invests in companies in a
                        Fund focuses its investments in       broad range of industries with
                        large and medium-sized companies.     market capitalizations of at least
                        The Fund generally holds 40 to 75     $1 billion and daily trading volumes
                        equity securities.                    of at least $3 million.
--------------------------------------------------------------------------------------------------
APPROACH TO             Brandes's Large Cap Investment        BACAP's Value Strategies Team makes
INVESTING AND           Committee makes the day-to-day        the day-to-day decisions for the
SELLING                 decisions for the Fund. It uses the   Acquiring Fund. It uses a three
                        "Graham and Dodd" value-approach to   prong approach, combining
                        selecting securities and managing     fundamental and quantitative
                        the Fund, which is generally the      analysis with risk management to
                        idea that stocks should be chosen by  identify value opportunities and
                        identifying the "true" long-          construct the portfolio. The
                        term -- or intrinsic -- value of a    management team looks at, among
                        company based on measurable data.     other things:

                        The committee uses fundamental          - mature, fundamentally sound
                        analysis to determine intrinsic           businesses that are believed to be
                        value, and will look at a company's       attractively priced due to
                        earnings, book value, cash flow,          investor indifference or
                        capital structure, and management         unpopularity;
                        record, as well as its industry and
                        its position in the industry. This      - various measures of relative
                        analysis includes a review of             valuation, including price to cash
                        company reports, filings with the         flow and relative dividend
                        SEC, computer databases, industry         yield. The team believes that
                        publications, general and business        companies with lower relative
                        publications, brokerage firm              valuation are generally more
                        research reports and other                likely to provide better
                        information sources, as well as           opportunities for capital
                        interviews with company management.       appreciation;

                        The committee may sell a security       - a company's current operating
                        when its price reaches a target set       margins relative to its historic
                        by the committee, if there is a           range;
                        deterioration in the company's
                        financial situation, when the           - indicators of potential stock
                        committee believes other investments      price appreciation. These could take
                        are more attractive, or for other         the form of anticipated earnings
                        reasons.                                  growth, company restructuring,
                                                                  changes in management, new
                                                                  product opportunities, business
                                                                  model changes, or other
                                                                  anticipated improvements in
                                                                  micro and macroeconomic factors.

                             NATIONS CLASSIC VALUE FUND                NATIONS VALUE FUND
                                                              Additionally, the management team
                                                              uses analytical tools to actively
                                                              monitor the risk profile of the
                                                              portfolio.

                                                              The team may sell a security when
                                                              its price reaches a target set by
                                                              the team, if there is a
                                                              deterioration in the company's
                                                              financial situation, when the team
                                                              believes other investments are more
                                                              attractive, or for other reasons.

                                                              The team may use various strategies,
                                                              consistent with the Acquiring Fund's
                                                              investment objective, to try to
                                                              reduce the amount of capital gains
                                                              distributed to shareholders.

     The Fund and Acquiring Fund's investment objectives are identical. Their principal investment strategies are similar. One important difference is that the Fund normally focuses its investments in both large and medium-sized companies, but does not have a specific capitalization range for its investments. On the other hand, the Acquiring Fund primarily focuses its investments in companies with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

     There also are some important differences in the investment approaches applied to the Fund and Acquiring Fund. In the case of the Fund, Brandes's Large Cap Investment Committee employs the Graham-Dodd approach described above. It utilizes fundamental analysis, which is a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of industry conditions and the financial condition and management of a company. When considering a particular company for the Acquiring Fund, BACAP's Value Strategies Team similarly employs fundamental analysis. However, it also utilizes quantitative analysis, which is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

     One effect of the differing investment approaches taken by Brandes (in the case of the Fund) and BACAP (in the case of the Acquiring Fund) is that, if the Reorganization is approved by shareholders, BACAP expects to sell a substantial percentage of the Fund's portfolio securities after the Reorganization. This is because BACAP anticipates purchasing different securities that it believes will be better suited to the investment approach it applies to the Acquiring Fund. Accordingly, although the Acquiring Fund is expected to have a portfolio of securities of similar type as those held by the Fund, they are not expected to be exactly the same securities. When BACAP sells these securities, the Acquiring Fund will incur brokerage commissions.

     In addition, the Fund has the following limits on its investments in order to help it manage risk: i) the Fund will normally invest no more than 5% of its assets in a single security; and ii) the Fund may not invest more than the greater of 20% of its assets in a single industry, or 150% of the weighting of a single industry in the S&P 500 (limited to less than 25% of its assets in a single industry, other than U.S. government securities). The Acquiring Fund has similar limitations in place: i) with respect to 75% of its assets, the Acquiring Fund will invest no more than 5% of its assets in a single security; and ii) the Acquiring Fund may not invest more than 25% of its assets in a single industry. In addition, BACAP's Value Strategies Team, which makes the day-to-day decisions for the Acquiring Fund, uses analytical tools to actively monitor the risk profile of the portfolio.

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

     A fundamental policy is typically an investment limitation or restriction that cannot be changed without shareholder approval. The Fund and the Acquiring Fund have identical fundamental investment policies and can be found in the Fund's and Acquiring Fund's statements of additional information, which are available to shareholders at no cost by contacting the Trust at the address or toll-free telephone number shown on the front cover of the Proxy/Prospectus.

COMPARISON OF FORMS OF BUSINESS ORGANIZATION

     The Fund and the Acquiring Fund are each a series of the Trust, which is a Delaware statutory trust. Accordingly, they are governed by identical provisions of Delaware state law and by the same Amended and Restated Declaration of Trust.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

     The Fund and the Acquiring Fund have the same service providers, except that the Fund is served by an investment sub-adviser. Immediately after the Reorganization, these service providers are expected to continue to serve the Acquiring Fund in the capacities indicated below.

     Service Providers for the Fund and the Acquiring Fund

Investment Adviser                     BACAP
Investment Sub-Adviser                 Brandes (for the Fund only); no investment
                                       sub-adviser for the Acquiring Fund
Distributor                            BACAP Distributors
Administrator                          BACAP Distributors
Sub-Administrator                      The Bank of New York
Custodian                              The Bank of New York
Transfer Agent                         PFPC Inc.
Sub-Transfer Agent                     Bank of America (for Primary A shares only)
Independent Accountants                PricewaterhouseCoopers LLP

     BACAP serves as the investment adviser for the Fund and the Acquiring Fund. Each pays an identical investment advisory fee of 0.65%, computed daily and paid monthly, to BACAP based on its average daily net assets. Brandes serves as the investment sub-adviser for the Fund. BACAP pays Brandes investment sub-advisory fees from the investment advisory fees it receives from the Fund. The Acquiring Fund has no investment sub-adviser.

     The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares and 2.13% for Investor B and Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. The Acquiring Fund does not have any expense limitations currently in place.

     BACAP is a wholly-owned subsidiary of Bank of America, which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

     Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $267 billion, including more than $146 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

     Brandes Worldwide Holdings, L.P. owns a controlling interest in Brandes and serves as a member of Brandes. Charles Brandes is the controlling shareholder of Brandes Worldwide Holdings, L.P. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

COMPARISON OF PURCHASE, REDEMPTION, DISTRIBUTION AND EXCHANGE POLICIES AND OTHER SHAREHOLDER TRANSACTIONS AND SERVICES

     After the Reorganization, Fund shareholders will hold shares of the same class of the Acquiring Fund that they held in the Fund prior to the Reorganization. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the Acquiring Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. No sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon their particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. Fund shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the Reorganization to them, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     The obligation of the Trust to consummate the Reorganization is conditioned upon its receipt of an opinion of Morrison & Foerster LLP substantially to the effect that the Reorganization will be treated as a "reorganization" under
Section 368(a) of the Internal Revenue Code and that the Fund and Acquiring Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Internal Revenue Code, with respect to the Reorganization. Provided that the Reorganization so qualifies and the Fund and Acquiring Fund are so treated, for U.S. federal income tax purposes, generally:

     - Neither the Fund nor Acquiring Fund will recognize any gain or loss as a result of the Reorganization.

     - A Fund shareholder will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder's Fund shares pursuant to the Reorganization.

     - A Fund shareholder's aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

     - A Fund shareholder's holding period for Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares.

     The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, including representations in a certificate to be delivered by the management of the Trust, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion. The Trust's certificate will include a representation to the effect that the Acquiring Fund will retain at least 34% of the Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquired Fund and Fund. This retention limitation may cause a portfolio security of the Fund to be retained for a longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the Acquiring Fund. Based on a review of the Fund's portfolio holdings as of February 28, 2003, BACAP currently expects to retain nearly one-half of the Fund's assets after the Reorganization.

     The Acquiring Fund's ability to use any capital loss carryforwards and, potentially, any unrealized capital losses of the Fund, once realized in the hands of the Acquiring Fund, may be subject to an annual limitation, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Proxy/Prospectus, the long-term tax-exempt rate is 4.58%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. While the ability of the Acquiring Fund to absorb the corresponding Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, substantially all of the Fund's losses may become permanently unavailable as a result of the limitation. In addition, the Fund's losses that remain available to the Acquiring Fund will inure to the benefit to both the Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Fund shareholder may pay more taxes, or pay taxes sooner, than such Fund shareholder otherwise would if the Reorganization did not occur. As of March 31, 2003, for U.S. federal income tax purposes, the Fund had net unrealized losses of approximately $142,929,783 and net losses of $8,239,871.

     Since its formation, each of the Fund and Acquiring Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each of the Fund and Acquiring Fund believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Fund generally is required to make or declare one or more distributions of its previously undistributed net investment income and realized capital gains, including capital gains on securities disposed of in connection with the Reorganization. A Fund shareholder must include any such distributions in such shareholder's taxable income.

CAPITALIZATION

     The following table shows the total net assets, number of shares outstanding and net asset value per share of the Fund and Acquiring Fund. This information is generally referred to as the "capitalization." The term "pro forma capitalization" means the expected capitalization of the Acquiring Fund after it has combined with the Fund, i.e., as if the Reorganization had already occurred.

     This capitalization table is based on figures as of March 24, 2003. The ongoing investment performance and daily share purchase and redemption activity of the Fund and Acquiring Fund affect capitalization. Therefore, the capitalization on the Closing date may vary from the capitalization shown in the following tables.

                        FUND                             NET ASSETS      SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Nations Classic Value Fund                             $256,141,183.11      33,374,889.52           $7.68
(Fund A)                                                 (Primary A)       (Primary A)            Pr(imary A)
                                                       $ 15,697,765.74       2,047,819.31           $7.67
                                                        (Investor A)       (Investor A)          Inv(estor A)
                                                       $ 28,071,976.19       3,679,755.10           $7.63
                                                        (Investor B)       (Investor B)          Inv(estor B)
                                                       $ 35,379,543.55       4,639,631.17           $7.63
                                                        (Investor C)       (Investor C)          Inv(estor C)

                                                       $335,290,468.59      43,742,095.10
                                                       ===============     ==============
-----------------------------------------------------------------------------------------------------------------------
Nations Value Fund                                     $449,205,478.87      51,703,266.28           $8.69
(Fund B)                                                 (Primary A)       (Primary A)            Pr(imary A)
                                                       $ 44,438,162.47       5,126,905.46           $8.68
                                                        (Investor A)       (Investor A)          Inv(estor A)
                                                       $ 38,396,399.32       4,551,671.00           $8.44
                                                        (Investor B)       (Investor B)          Inv(estor B)
                                                       $  4,789,589.35         568,231.48           $8.43
                                                        (Investor C)       (Investor C)          Inv(estor C)

                                                       $536,829,630.01      61,950,074.22
                                                       ===============     ==============
-----------------------------------------------------------------------------------------------------------------------
Nations Value Fund Pro Forma                           $705,346,661.98      81,185,107.31           $8.69
Combined Fund                                            (Primary A)       (Primary A)            Pr(imary A)
(Fund A + Fund B)                                      $ 60,135,928.21       6,937,991.09           $8.68
                                                        (Investor A)       (Investor A)          Inv(estor A)
                                                       $ 66,468,375.51       7,879,429.95           $8.44
                                                        (Investor B)       (Investor B)          Inv(estor B)
                                                       $ 40,169,132.90       4,765,640.81           $8.43
                                                        (Investor C)       (Investor C)          Inv(estor C)

                                                       $872,120,098.60     100,768,169.16
                                                       ===============     ==============

                                 VOTING MATTERS

GENERAL INFORMATION

     This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope;
(2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Trust at the address shown on the cover page of this Proxy/Prospectus, or a subsequently executed proxy or by attending the Meeting and voting in person.

     Only shareholders of record at the close of business on April 18, 2003 will be entitled to vote at the Meeting. On that date, there were 41,698,738 Fund shares outstanding and entitled to vote. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

     If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

QUORUM

     A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote. The Meeting may be adjourned for a reasonable period of time. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

SHAREHOLDER APPROVAL

     The Reorganization Agreement must be approved by a "vote of a majority of the outstanding voting securities" of the Fund, as defined in by the 1940 Act, which means the affirmative vote of the lesser of: a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of Fund shares are present or represented by proxy; or b) more than 50% of the Fund's outstanding shares.

     A vote of the shareholders of the Acquiring Fund is not being solicited, since its approval or consent is not necessary for the Reorganization.

PRINCIPAL SHAREHOLDERS

     The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Fund as of April 18, 2003. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

                                                                                                    PERCENTAGE      PERCENTAGE
                                                                      TOTAL SHARES/   PERCENTAGE      OF FUND        OF FUND
          FUND                       NAME AND ADDRESS                     CLASS        OF CLASS    (ALL CLASSES)   POST CLOSING
NATIONS CLASSIC VALUE     Merrill Lynch, Pierce, Fenner & Smith Inc.    279,360.01      13.97%         0.67%           0.25%
FUND                      For the Sole Benefit of Its Customers         Investor A
                          Attention: Service Team
                          4800 Deer Lake Drive East
                          3rd Floor
                          Jacksonville, FL 32246

                          Merrill Lynch, Pierce, Fenner & Smith Inc.    381,548.90      10.44%         0.91%           0.33%
                          For the Sole Benefit of Its Customers         Investor B
                          Attention: Service Team
                          4800 Deer Lake Drive East
                          3rd Floor
                          Jacksonville, FL 32246

                          Merrill Lynch, Pierce, Fenner & Smith Inc.    778,299.96      16.97%         1.87%           0.68%
                          For the Sole Benefit of Its Customers         Investor C
                          Attention: Service Team
                          4800 Deer Lake Drive East
                          3rd Floor
                          Jacksonville, FL 32246

                          Bank of America, N.A.                      30,962,452.83      98.52%        74.24%          27.21%
                          Attn: Funds Accounting (ACI)                 Primary A
                          TX1-945-08-18
                          411 North Akard Street
                          Dallas, TX 75201-3307


NATIONS VALUE FUND        Stuart K. Colonna TTEE                         71,531.73      12.69%         0.11%           0.07%
                          Bayshore Concrete Products Corp.              Investor C
                          Retirement Savings Plan
                          1 Bayshore Road
                          PO Box 230
                          Cape Charles, VA 23310

                          Merrill Lynch, Pierce, Fenner & Smith          41,021.98       7.28%         0.06%           0.04%
                          For the Sole Benefit of Its Customers         Investor C
                          Attention: Service Team
                          4800 Deer Lake Drive East
                          3rd Floor
                          Jacksonville, FL 32246

                          Bank of America, N.A.                       28,303,918.99     52.32%        44.05%          28.00%
                          Attn: Funds Accounting (ACI)                  Primary A
                          TX1-945-08-18
                          411 North Akard Street
                          Dallas, TX 75201-3307

                          Bank of America, N.A. TTEE                  11,137,578.43     20.59%        17.34%          11.02%
                          Bank of America 401k Plan                     Primary A
                          Attn: Norma Aja
                          TX4-213-06-14
                          P.O. Box 2518
                          Houston, TX 77252-2518

                          Nations LifeGoal Balanced Growth             6,648,035.98     12.29%        10.35%           6.58%
                          Portfolio                                      Primary A
                          Attn: Brian Smith
                          NC1-002-33-31
                          101 South Tryon Street
                          Charlotte, NC 28255

                          Nations LifeGoal Growth Portfolio            4,852,955.39      8.97%         7.55%           4.80%
                          Attn: Brian Smith                              Primary A
                          NC1-002-33-31
                          101 South Tryon Street
                          Charlotte, NC 28255



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of April 18, 2003, Bank of America had voting control of 74.24% of the Fund's outstanding shares. Accordingly, Bank of America may be considered to "control" the Fund. The address of Bank of America is: 411
N. Akard Street, TX1-945-0818, Dallas, TX 75201. Bank of America's control of the Fund is likely to increase the chance that the Funds' shareholders will approve the Reorganization.

     As of April 18, 2003, the officers and Trustees of the Trust as a group did not own more than 1% of any class of the Fund.

ANNUAL MEETINGS AND SHAREHOLDER MEETINGS

     The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

FINANCIAL STATEMENTS

     The audited financial statements and financial highlights for shares of the Fund and Acquiring Fund for the annual period ended March 31, 2002, and unaudited financial statements for shares of the Fund and Acquiring Fund for the semi-annual period ended September 30, 2002, are incorporated by reference in its prospectuses or SAI, or in the SAI related to this Proxy/ Prospectus.

     The annual financial statements and financial highlights of the Funds for the year ended March 31, 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

     Shareholders may find more information about the Fund and Acquiring Fund in the following documents:

     - Annual and semi-annual reports
       ------------------------------
       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period.

     - SAI
       ---
       The statement of additional information (or "SAI") for the Fund and Acquiring Fund contains additional information about the Fund and Acquiring Fund and their permissible investments and policies. The SAI is legally part of their prospectuses (it is incorporated by reference). Copies have been filed with the SEC.

      Shareholders may obtain free copies of these documents, request other information about the Fund or Acquiring Fund and make shareholder inquiries by contacting Nations Funds:

      By telephone:  (800) 321-7854

      By mail:
      Nations Funds
      One Bank of America Plaza
      33rd Floor
      Charlotte, NC 28255

      On the Internet:  www.nationsfunds.com

      Information about the Fund and Acquiring Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                                    GLOSSARY

      TERM USED IN PROXY/PROSPECTUS                                DEFINITION
      -----------------------------                                ----------
1933 Act..................................  Securities Act of 1933, as amended
1934 Act..................................  Securities Exchange Act of 1934, as amended
1940 Act..................................  Investment Company Act of 1940, as amended
Acquiring Fund............................  Nations Value Fund, a series of the Trust
BACAP.....................................  Banc of America Capital Management, LLC
BACAP Distributors........................  BACAP Distributors, LLC
Bank of America...........................  Bank of America, N.A.
Board.....................................  The Board of Trustees of the Trust
Brandes...................................  Brandes Investment Partners LLC
Closing...................................  Closing of the Reorganization, expected to occur on or about July 18, 2003
Code......................................  Internal Revenue Code of 1986, as amended
Fund......................................  Nations Classic Value Fund, a series of the Trust
Meeting...................................  The shareholder meeting of the Fund that will be held at
                                            10:00 a.m., Eastern time, on July 11, 2003, at One Bank
                                            of America Plaza, 101 South Tryon Street, 33rd Floor,
                                            Charlotte, North Carolina
Proxy/Prospectus..........................  This Combined Proxy Statement/Prospectus
Reorganization............................  The reorganization of the Fund into the Acquiring Fund as provided for in the Agreement and Plan of
                                            Reorganization
Reorganization Agreement..................  The Agreement and Plan of Reorganization dated May 1,
                                            2003 by and between Nations Funds Trust, on behalf of
                                            the Funds, and Nations Funds Trust, on behalf of the
                                            Acquiring Fund
S&P 500...................................  Standard & Poor's 500 Composite Stock Price Index, which is an unmanaged index of 500 widely held common stocks
SAI.......................................  Statement of Additional Information
SEC.......................................  United States Securities and Exchange Commission.
Trust.....................................  Nations Funds Trust, a registered investment company and
                                            Delaware statutory trust that houses the Fund and
                                            Acquiring Fund
Trustees..................................  The trustees of the Board

                                   APPENDIX B

                EXPENSE SUMMARIES OF THE FUND AND ACQUIRING FUND

     The following tables describe the current fees and expenses associated with holding Fund and Acquiring Fund shares. In particular, the tables (a) compare the fees and expenses as of February 28, 2003, for each class of the Fund and Acquiring Fund, and (b) show the estimated fees and expenses for the combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization.

     Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

PRIMARY A SHARES

                                                                                       Pro Forma
                                                                          Nations    Nations Value
                                                        Nations Classic    Value    Fund (after the
                                                          Value Fund       Fund     Reorganization)
                                                        ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases, as
  a % of offering price...............................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value...............................................        none          none          none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
- Management fees.....................................       0.65%         0.65%         0.65%
- Other expenses......................................       0.33%         0.32%         0.30%
                                                             -----         -----         -----
- Total annual Fund operating expenses................       0.98%         0.97%         0.95%
                                                             =====         =====         =====

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $100    $312     $542     $1,201
Nations Value Fund                                         $99     $309     $536     $1,190
Pro Forma Nations Value Fund (after the Reorganization)    $97     $303     $525     $1,166

INVESTOR A SHARES

                                                                                       Pro Forma
                                                                          Nations    Nations Value
                                                        Nations Classic    Value    Fund (after the
                                                          Value Fund       Fund     Reorganization)
                                                        ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases, as
  a % of offering price...............................       5.75%         5.75%         5.75%
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)............................................        none          none          none

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
- Management fees.....................................       0.65%         0.65%         0.65%
- Distribution (12b-1) and Shareholder servicing
  fees................................................       0.25%         0.25%         0.25%
- Other expenses......................................       0.33%         0.32%         0.30%
                                                             -----         -----         -----
- Total annual Fund operating expenses................       1.23%(2)      1.22%         1.20%
                                                             =====         =====         =====

---------------

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.38% for Investor A Shares until July 31, 2003. There is no guarantee that this limitation will continue. Because this limitation is higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor A Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $693    $944     $1,213   $1,981
Nations Value Fund                                         $692    $941     $1,208   $1,970
Pro Forma Nations Value Fund (after the Reorganization)    $690    $935     $1,198   $1,949

INVESTOR B SHARES

                                                                                       Pro Forma
                                                                          Nations    Nations Value
                                                        Nations Classic    Value    Fund (after the
                                                          Value Fund       Fund     Reorganization)
                                                        ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases, as
  a % of offering price...............................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)............................................       5.00%         5.00%         5.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
- Management fees.....................................       0.65%         0.65%         0.65%
- Distribution (12b-1) and Shareholder servicing
  fees................................................       1.00%         1.00%         1.00%
- Other expenses......................................       0.33%         0.32%         0.30%
                                                             -----         -----         -----
- Total annual Fund operating expenses................       1.98%(2)      1.97%         1.95%
                                                             =====         =====         =====

---------------

(1) This charge decreases over time.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.13% for Investor B Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor B Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $701    $921     $1,268   $2,113
Nations Value Fund                                         $700    $918     $1,262   $2,102
Pro Forma Nations Value Fund (after the Reorganization)    $698    $912     $1,252   $2,080

If you bought Investor B Shares, you would pay the following expenses if you didn't sell your shares:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $201    $621     $1,068   $2,113
Nations Value Fund                                         $200    $618     $1,062   $2,102
Pro Forma Nations Value Fund (after the Reorganization)    $198    $612     $1,052   $2,080

INVESTOR C SHARES

                                                                                       Pro Forma
                                                                          Nations    Nations Value
                                                        Nations Classic    Value    Fund (after the
                                                          Value Fund       Fund     Reorganization)
                                                        ---------------   -------   ---------------
SHAREHOLDER FEES
(fees paid directly from your investment)
- Maximum sales charge (load) imposed on purchases, as
  a % of offering price...............................        none          none          none
- Maximum deferred sales charge (load) as a % of the
  lower of the original purchase price or net asset
  value(1)............................................       1.00%         1.00%         1.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)
- Management fees.....................................       0.65%         0.65%         0.65%
- Distribution (12b-1) and Shareholder servicing
  fees................................................       1.00%         1.00%         1.00%
- Other expenses......................................       0.33%         0.32%         0.30%
                                                             -----         -----         -----
- Total annual Fund operating expenses................       1.98%(2)      1.97%         1.95%
                                                             =====         =====         =====

---------------

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them.

(2) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.13% for Investor C Shares until July 31, 2003. There is no guarantee that these limitations will continue. Because these limitations are higher than the current total annual operating expenses, no waivers are shown in the table above. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

EXAMPLE
This example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor C Shares of the fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the fund; your investment has a 5% return each year; and the fund's operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $301    $621     $1,068   $2,306
Nations Value Fund                                         $300    $618     $1,062   $2,296
Pro Forma Nations Value Fund (after the Reorganization)    $298    $612     $1,052   $2,275

If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares within one year of buying them:

FUND                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Nations Classic Value Fund                                 $201    $621     $1,068   $2,306
Nations Value Fund                                         $200    $618     $1,062   $2,296
Pro Forma Nations Value Fund (after the Reorganization)    $198    $612     $1,052   $2,275

                                   APPENDIX C

           MANAGEMENT'S DISCUSSION OF NATIONS VALUE FUND PERFORMANCE

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Value Strategies Team of
Banc of America Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of
capital by investing in
companies that are
believed to be
undervalued.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Value Fund
Investor A Shares provided
shareholders with a total
return of 5.33%.**
                            IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                            PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY

                            In August 2001, new members were added to the team. With these new members came a shift in the investment style and process that embodies a deeper value style than was previously utilized for Nations Value Fund. The investment process seeks stock selection that emphasizes attractive valuation and moderately lower volatility when compared with broad market tendencies. We believe this change could benefit shareholders, as it more clearly defines the portfolio's style. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in their stock being priced below what we perceive to be their fair value. We also believe that utilizing a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to locate these investment opportunities.

                            HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                            In the twelve difficult months since our last report, U.S. investors sustained a series of significant political and economic blows. Recession, terrorism and war, combined with the collapse of the country's seventh largest company amid allegations of fraud and deceit, helped weaken U.S. equity markets. And yet, as the year came to a close, the country and the economy appeared to be gaining strength.

                            Cyclical sectors -- such as materials and producer durables as well as consumer-oriented sectors such as consumer discretionaries and consumer staples -- advanced strongly in the period, as the market began discounting an economic rebound. Meanwhile, energy demand, undermined by a weak economy and mild weather, collapsed, sending energy and utility stocks lower. Technology and telecommunications continued to suffer, particularly as the excesses of the "dot.com" world continued to be exposed.

                            Value stock indices once again outperformed growth stock indices, as many investors continued to favor companies with tangible earnings and attractive valuations. In this environment, the Russell 1000 Value Index,*** the Fund's benchmark, returned 4.38% versus 0.16% for the Standard &

                                *The outlook for this Fund may differ from that
                            presented for other Nations Funds mutual funds.

                                **The performance shown does not reflect the
                            maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                                ***The Russell 1000 Value Index is an unmanaged
                            index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                            Source for all statistical data -- Banc of America Capital Management, LLC.

                            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                            Poor's 500 Composite Stock Price Index.+ By comparison, Nations Value Fund (Investor A Shares) advanced 5.33%, outperforming both its the benchmark and the broader market.

                            WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?++

                            Relative to the benchmark, the Fund benefited from overweightings in the consumer staples and transportation sectors, underweightings in the telecommunications sector and favorable stock picking in the producer durables and technology sectors.

                            Positive contributions to performance came from transportation stocks, many of which dropped sharply after the events of September 11, 2001. Our investment in AMR Corporation (the parent company of American Airlines) was based on the assessment that airline stocks were oversold after the terrorist attacks and that the strongest carriers would be able to stay in business. General Motors Corporation, another holding in the transportation sector, rebounded after September 11, 2001 on restructuring initiatives, attractive financing offers and continued strength in consumer spending.

                            Also posting strong performance after September 11, 2001 were our holdings in United Technologies Corporation and General Dynamics Corporation, which both gained on expectations of increased defense spending and economic recovery. United Technologies Corporation had suffered after the fall terrorist attacks, as investors worried over the impact on the firm's commercial aerospace division.

                            In the consumer staples sector, the Fund benefited from its holdings in tobacco companies such as Philip Morris Companies Inc. and UST Inc. (up 16% and 37% respectively), whose stable returns proved highly desirable in an environment of economic and accounting-related uncertainties.

                            We had some strong performers in the consumer discretionary sector, as our fundamental research helped us capture sizable gains in Carnival Corporation and Circuit City Stores -- Circuit City Group. We felt that Carnival Corporation, a global cruise and leisure company, was deeply undervalued after September 11, 2001, given its balance sheet and ability to keep its cruise ships filled at reasonable prices. Our analysis on Circuit City Stores -- Circuit City Group suggested that the market was "mis-valuing" the company's retailing division, when one subtracted out the value of the firm's other businesses. Needing only marginal improvement in the core consumer electronics business (which we felt was attainable) to make the investment successful, the company met and even exceeded our expectations -- and the stock appreciated more than 100% in a relatively short time frame.

                            Another positive was our underweighting in the telecommunications sector, which was based on our expectation that the sector's excess supply will continue to put pressure on pricing, despite evidence of an economic

                                +The Standard & Poor's 500 Composite Stock Price
                            Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                                ++Portfolio holdings and characteristics are
                            subject to change and may not be representative of current holdings and characteristics.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued

                            upturn. Simply stated, while stock price declines have led to more attractive valuations in the sector, we believe that the fundamentals have not yet shown signs of bottoming.

                            WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                            One of the Fund's challenges was in the energy sector. Despite selecting stocks which, on the whole, outperformed the benchmark's energy holdings, our overweighting in this sector kept us from investing more in better-performing sectors. Energy companies have underperformed due to a weaker economy and milder weather reducing the demand for energy. We have confidence in our weighting in this sector. However, prices have risen recently, and we expect this trend may grow more positively, given increased economic activity in the U.S. and disciplined supply management from OPEC.

                            In addition, the Fund's performance was moderately held back by the performance of our financial and consumer discretionary holdings, which, despite some strong performers, lagged the benchmark's holdings. Disappointments included FleetBoston Financial Corp., which was undermined by its exposure to Argentina and by weakness in its capital markets businesses. The company has recently refocused its energies, however, on its core banking businesses, and we think this move will improve the company's operating performance going forward.

                            WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                            In the quarter ended March 31, 2002, value stock indices once again outperformed growth stock indices, as many investors largely expected an economic recovery in the U.S., thereby rotating into value-oriented cyclical companies -- a pattern that is typical at this time in the economic cycle. While many of the Fund's holdings have benefited from expectations of an economic recovery, we remain cautious in our outlook.

                            We believe that, while the U.S. economy will soon regain its momentum, the path to recovery may contain more bumps than investors expect. Consumer and corporate debt remain at high levels, and accounting worries and corporate bankruptcies continue to create uncertainty. While inventories are being replenished, true demand and profit growth remain unimpressive.

                            Our stock selection and positioning in sectors such as producer durables, transportation, technology, telecommunications, multi-industry manufacturing and consumer staples have benefited the Fund, enabling us to outperform the benchmark.

                            As we look ahead, any shift in the Fund's positioning will reflect our thoughts about what we are seeing at the company level. Our "bottom-up" investment process and focus on valuation have led us to become less enthusiastic about cyclically oriented sectors. We are currently finding value in other sectors of the market. As a result, shareholders may witness the Fund's sector and individual stock weightings shift moderately as we seek new areas of value. What will not shift, however, is our commitment to the disciplines of our investment process which include fundamental research, quantitative analysis and risk management. We remain confident that, over the long-term, these principles will enable us to continue to locate attractive investment opportunities for our shareholders.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)


[PIE CHART]

 2.9%  Diversified manufacturing
 3.0%  Paper and forest products
 3.1%  Specialty stores
 4.3%  Consumer credit and mortgages
 4.7%  Tobacco
 4.7%  Investment services
 4.9%  Insurance
 5.0%  Aerospace and defense
 9.6%  Integrated oil
12.1%  Commercial banking
45.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            ---------------------------------------
                                                                              1  Exxon Mobil Corporation       4.4%
                                                                            ---------------------------------------
                                                                              2  Citigroup Inc.                3.4%
                                                                            ---------------------------------------
                                                                              3  US Bancorp                    3.3%
                                                                            ---------------------------------------
                                                                              4  Philip Morris Companies
                                                                                 Inc.                          3.1%
                                                                            ---------------------------------------
                                                                              5  Honeywell International
                                                                                 Inc.                          2.9%
                                                                            ---------------------------------------
                                                                              6  Raytheon Company              2.8%
                                                                            ---------------------------------------
                                                                              7  Merrill Lynch & Company,
                                                                                 Inc.                          2.7%
                                                                            ---------------------------------------
                                                                              8  Verizon Communications Inc.   2.5%
                                                                            ---------------------------------------
                                                                              9  Comcast Corporation,
                                                                                 Special Class A               2.4%
                                                                            ---------------------------------------
                                                                             10  AMR Corporation               2.3%
                                                                            ---------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO
                                                                            ILLUSTRATE EXAMPLES OF THE INDUSTRIES
                                                                            AND SECURITIES IN WHICH THE FUND MAY
                                                                            INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]
                                                  AVERAGE ANNUAL TOTAL RETURN
                                                  Investor A Shares

                                                                      10-YEAR                NAV**       MOP*
                                                                      (3/31/92 through
                                                                       3/31/02)              11.47%     10.81%

                                                  The charts to the left show
                                                  the growth in value of a
                                                  hypothetical $10,000
                                                  investment in Investor A
                                                  Shares of Nations Value Fund
                                                  over the last 10 years.
                                                  Figures for the Standard &
                                                  Poor's 500 Composite Stock
                                                  Price Index (Standard & Poor's
                                                  500 Index), an unmanaged index
                                                  of 500 widely held common
                                                  stocks, include reinvestment
                                                  of dividends. Figures for the
                                                  Russell 1000 Value Index, an
                                                  unmanaged index which measures
                                                  the performance of the largest
                                                  U.S. companies based on total
                                                  market capitalization, with
                                                  lower price-to-book ratios and
                                                  forecasted growth rates
                                                  relative to the Russell 1000
                                                  Index as a whole, include
                                                  reinvestment of dividends.
                                                  Funds in the Lipper Large-Cap
                                                  Value Funds Average invest at
                                                  least 75% of their equity
                                                  assets in companies with
                                                  market capitalizations greater
                                                  than 300% of the
                                                  dollar-weighted median market
                                                  capitalization of the Standard
                                                  & Poor's 500 Index. The
                                                  Indices and Lipper Average are
                                                  unavailable for investment and
                                                  do not reflect fees, brokerage
                                                  commissions or other expenses
                                                  of investing. The performance
                                                  of Primary A, Investor B and
                                                  Investor C Shares may vary
                                                  based on the difference in
                                                  sales loads and fees paid by
                                                  the shareholders investing in
                                                  each class.

                                                          [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                            PRIMARY A          INVESTOR A              INVESTOR B               INVESTOR C
                                           NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date              9/19/89             12/6/89                  6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            5.64%         5.33%      -0.76%       4.66%      -0.14%        4.58%       3.62%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                       1.12%         0.81%      -1.16%       0.07%      -0.58%        0.09%       0.09%
5 YEARS                       8.33%         8.04%       6.77%       7.24%       7.05%        7.35%       7.35%
10 YEARS                     11.73%        11.47%      10.81%          --          --           --          --
SINCE INCEPTION              11.71%        11.67%      11.14%      10.91%      10.91%       11.25%      11.25%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2001 and prior years compared the Fund's performance to the Standard & Poor's 500 Composite Stock Price Index. The Fund changed the index to which it compares its performance because the Russell 1000 Value Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 5, 2003

                               NATIONS FUNDS TRUST
                      One Bank of America Plaza, 33rd Floor
                         Charlotte, North Carolina 28255
                                 1-800-653-9427


     (JULY 11, 2003 SPECIAL MEETING OF SHAREHOLDERS OF NATIONS FUNDS TRUST)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of the Fund of the Trust to be held on July 11, 2003. Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling the Trust at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

 INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

         Further information about the Primary A Shares, Investor A Shares, Investor B Shares, and Investor C Shares of the Fund and Acquiring Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund and Acquiring Fund dated August 1, 2002, as supplemented.

         The audited financial statements and related Report of Independent Accountants for the fiscal year ended March 31, 2002 for the Fund and Acquiring Fund and the unaudited financial statements for the fiscal period ended September 30, 2002 for the Fund and Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

                                TABLE OF CONTENTS


General Information......................................................     3
Introductory Note to Pro Forma Financial Information.....................     4

                               GENERAL INFORMATION

         The Reorganization contemplates the transfer of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the same classes of the Acquiring Fund. The shares issued by the Acquiring Fund will have an aggregate dollar value equal to the aggregate dollar value of the shares of the Fund that are outstanding immediately before the closing of the Reorganization. The Acquiring Fund will serve as the accounting survivor in the Reorganization.

         Immediately after the Closing, the Fund will distribute the shares of the Acquiring Fund received in the Reorganization to its shareholders in liquidation of the Fund. Each shareholder owning shares of the Fund at the Closing will receive shares of the same class of the Acquiring Fund, and will receive any unpaid dividends or distributions that were declared before the Closing on the Fund shares. If the Reorganization Agreement is approved and consummated, the Fund will transfer all of its assets and liabilities, as of the Closing, and all outstanding shares of the Fund will be redeemed and canceled in exchange for shares of the Acquiring Fund.

         For further information about the transaction, see the Proxy/Prospectus.

              INTRODUCTORY NOTE TO PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund accounted for as if the transfer had occurred as of February 28, 2003. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended March 1, 2003 and based upon the proposed fee and expense structure of the Acquiring Fund. The pro forma combined statement of operations has been prepared by adding the statement of operations at February 28, 2003 for the Fund to the statement of operations for the Acquiring Fund and making adjustments for changes in the expense structure of the combined fund.

         The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Fund and the Acquiring Fund included or incorporated herein by reference in this Statement of Additional Information.

                 Nations Classic Value Fund / Nations Value Fund
             Pro Forma Combining Schedule of Investments (unaudited)
                                February 28, 2003

                                                                                                                       Nations
                                                                                                                        Value
                                                                                                Nations                 Fund
Nations                                                                                         Classic    Nations      (new)
Classic         Nations                                                                          Value      Value    Combined Pro
 Value           Value     Combined Pro                                                          Fund       Fund        Forma
 Fund            Fund         Forma                                                              Value      Value       Value
Shares          Shares        Shares                   Description                               (000)      (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
                                           Common stocks - 96.4%
                                           Aerospace and defense - 2.9%
  206,790         -          206,790         Boeing Company                                    $  5,699   $      -     $  5,699
        -       49,800        49,800         Lockheed Martin Corporation                              -      2,277        2,277
        -       33,600        33,600         Northrop Grumman Corporation                             -      2,913        2,913
        -      178,900       178,900         Raytheon Company                                         -      4,845        4,845
        -      141,741       141,741         United Technologies Corporation                          -      8,303        8,303
                                                                                               ----------------------------------
                                                                                                  5,699     18,338       24,037
                                                                                               ----------------------------------

                                           Airlines - 0.3%
  317,000            -       317,000         AMR Corporation*                                       742          -          742
  226,700            -       226,700         Delta Air Lines, Inc.                                1,904          -        1,904
                                                                                               ----------------------------------
                                                                                                  2,646                   2,646
                                                                                               ----------------------------------
                                           Automotive - 1.9%
  478,200      510,800       989,000         Ford Motor Company                                   3,979      4,250        8,229
  157,700            -       157,700         General Motors Corporation                           5,325          -        5,325
  484,500            -       484,500         Goodyear Tire & Rubber Company*                      1,938          -        1,938
                                                                                               ----------------------------------
                                                                                                 11,242      4,250       15,492
                                                                                               ----------------------------------

                                           Beverages - 1.5%
        -       18,057        18,057         Brown-Forman Corporation, Class B                        -      1,256        1,256
        -      157,251       157,251         Diageo plc, ADR                                          -      6,186        6,186
        -      135,474       135,474         PepsiCo, Inc.                                            -      5,191        5,191
                                                                                               ----------------------------------
                                                                                                      -     12,633       12,633
                                                                                               ----------------------------------

                                           Broadcasting and cable - 2.5%
        -      151,300       151,300         Clear Channel Communications, Inc+                       -      5,524        5,524
        -      353,315       353,315         Comcast Corporation, Class A+                            -      9,924        9,924
        -      292,300       292,300         The Walt Disney Company                                  -      4,987        4,987
                                                                                               ----------------------------------
                                                                                                      -     20,435       20,435
                                                                                               ----------------------------------

                                           Chemicals - Basic - 1.0%
        -      124,400       124,400         PPG Industries, Inc.                                     -      5,772        5,772
        -       49,300        49,300         Praxair, Inc.                                            -      2,606        2,606
                                                                                               ----------------------------------
                                                                                                      -      8,378        8,378
                                                                                               ----------------------------------

                                           Chemicals - Specialty - 0.6%
  251,800            -       251,800         Great Lakes Chemical Corporation*                    5,310          -        5,310
                                                                                               ----------------------------------

                                           Commercial banking - 11.3%
        -      198,185       198,185         Charter One Financial, Inc.                              -      5,730        5,730
        -      665,824       665,824         Citigroup Inc.                                           -     22,198       22,198
               186,500       186,500         Comerica Inc.                                            -      7,643        7,643
  311,850      522,642       834,492         FleetBoston Financial Corporation                    7,659     12,836       20,495
  275,300            -       275,300         J.P. Morgan Chase & Company                          6,244          -        6,244
        -      278,839       278,839         US Bancorp                                               -      5,833        5,833
        -      440,400       440,400         Wachovia Corporation                                     -     15,625       15,625
        -      225,600       225,600         Wells Fargo & Company                                    -     10,231       10,231
                                                                                               ----------------------------------
                                                                                                 13,903     80,096       93,999
                                                                                               ----------------------------------

                                           Commercial services - 1.6%
1,125,000            -     1,125,000         Solectron Corporation*                               3,544          -        3,544
  290,000      188,000       478,000         Waste Management, Inc.                               5,771      3,741        9,512
                                                                                               ----------------------------------
                                                                                                  9,315      3,741       13,056
                                                                                               ----------------------------------

                                           Computer services - 1.0%
  527,570            -       527,570         Electronic Data Systems Corporation*                 8,214          -        8,214
                                                                                               ----------------------------------

                                           Computers and office equipment - 5.0%
  407,080            -       407,080         Hewlett-Packard Company                              6,452          -        6,452
        -      120,110       120,110         International Business Machines Corporation              -      9,363        9,363
  202,110            -       202,110         NCR Corporation*                                     3,931          -        3,931
  910,600            -       910,600         Unisys Corporation*                                  8,432          -        8,432
1,475,900            -     1,475,900         Xerox Corporation*                                  13,284          -       13,284
                                                                                               ----------------------------------
                                                                                                 32,099      9,363       41,462
                                                                                               ----------------------------------

                                           Consumer credit and mortgages - 2.2%
        -      254,773       254,773         American Express Company                                 -      8,556        8,556
        -      114,508       114,508         Freddie Mac                                              -      6,258        6,258
        -      116,200       116,200         Household International, Inc.                            -      3,245        3,245
                                                                                               ----------------------------------
                                                                                                      -     18,059       18,059
                                                                                               ----------------------------------

                 Nations Classic Value Fund / Nations Value Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                February 28, 2003

                                                                                                                       Nations
                                                                                                                        Value
                                                                                                Nations                 Fund
Nations                                                                                         Classic    Nations      (new)
Classic         Nations                                                                          Value      Value    Combined Pro
 Value           Value     Combined Pro                                                          Fund       Fund        Forma
 Fund            Fund         Forma                                                              Value      Value       Value
Shares          Shares        Shares                   Description                               (000)      (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
                                           Common stocks - (continued)
                                           Diversified manufacturing - 1.2%
        -      425,384       425,384         Honeywell International Inc.                      $      -   $  9,737     $  9,737
                                                                                               ----------------------------------

                                           Electric power - Non nuclear - 2.2%
        -      163,400       163,400         Consolidated Edison, Inc.                                -      6,373        6,373
  458,500            -       458,500         Edison International*                                5,667          -        5,667
  485,200            -       485,200         PG&E Corporation*                                    6,186          -        6,186
                                                                                               ----------------------------------
                                                                                                 11,853      6,373       18,226
                                                                                               ----------------------------------

                                           Electric power - Nuclear - 3.5%
        -      148,000       148,000         American Electric Power Company, Inc.                    -      3,223        3,223
        -      198,714       198,714         Dominion Resources, Inc.                                 -     10,711       10,711
  360,610            -       360,610         Duke Energy Corporation                              4,872          -        4,872
   98,340            -        98,340         Exelon Corporation                                   4,833          -        4,833
  188,800            -       188,800         FirstEnergy Corporation                              5,570          -        5,570
                                                                                               ----------------------------------
                                                                                                 15,275     13,934       29,209
                                                                                               ----------------------------------

                                           Electrical equipment - 0.5%
        -    2,484,907     2,484,907         Agere Systems Inc., Class A+                             -      4,001        4,001
                                                                                               ----------------------------------

                                           Exploration and production - 0.8%
        -      136,342       136,342         Anadarko Petroleum Corporation                           -      6,283        6,283
                                                                                               ----------------------------------

                                           Finance - Miscellaneous - 1.1%
  539,000            -       539,000         CIT Group Inc.*                                      9,255          -        9,255
                                                                                               ----------------------------------

                                           Food and drug stores - 2.5%
  215,600            -       215,600         Albertson's, Inc.*                                   4,060          -        4,060
  467,090            -       467,090         Safeway Inc.*                                        9,290          -        9,290
  561,800            -       561,800         The Kroger Company*                                  7,427          -        7,427
                                                                                               ----------------------------------
                                                                                                 20,777          -       20,777
                                                                                               ----------------------------------

                                           Food products - 1.7%
  738,365            -       738,365         Archer-Daniels-Midland Company*                      8,048          -        8,048
        -      211,100       211,100         Kellogg Company                                          -      6,242        6,242
                                                                                               ----------------------------------
                                                                                                  8,048      6,242       14,290
                                                                                               ----------------------------------

                                           Household products - 1.4%
  271,200            -       271,200         American Greetings Corporation, Class A*             3,558          -        3,558
        -      196,604       196,604         The Estee Lauder Companies Inc., Class A                 -      5,515        5,515
  199,200            -       199,200         Tupperware Corporation*                              2,484          -        2,484
                                                                                               ----------------------------------
                                                                                                  6,042      5,515       11,557
                                                                                               ----------------------------------

                                           Insurance - 5.4%
        -      260,700       260,700         ACE Ltd.                                                 -      7,224        7,224
   72,200      164,013       236,213         American International Group, Inc.*                  5,653      8,084       13,737
  187,700            -       187,700         Loews Corporation*                                   8,204          -        8,204
        -      165,771       165,771         Prudential Financial, Inc.                               -      4,978        4,978
  311,300            -       311,300         The Phoenix Companies, Inc.*                         2,422          -        2,422
        -      512,005       512,005         Travelers Property Casualty Corporation, Class A+        -      8,013        8,013
        -       21,172        21,172         Travelers Property Casualty Corporation, Class B+        -        337          337
                                                                                               ----------------------------------
                                                                                                 16,279     28,636       44,915
                                                                                               ----------------------------------

                                           Integrated oil - 5.4%
        -      115,938       115,938         ChevronTexaco Corporation                                -      7,440        7,440
        -      625,277       625,277         Exxon Mobil Corporation                                  -     21,271       21,271
  350,200            -       350,200         Marathon Oil Corporation*                            8,086          -        8,086
        -      276,071       276,071         Occidental Petroleum Corporation                         -      8,255        8,255
                                                                                               ----------------------------------
                                                                                                  8,086     36,966       45,052
                                                                                               ----------------------------------

                                           Investment services - 2.0%
        -       39,500        39,500         Goldman Sachs Group, Inc.                                -      2,743        2,743
        -        1,425         1,425         Lehman Brothers Holdings Inc.                            -         79           79
        -      210,843       210,843         Merrill Lynch & Company, Inc.                            -      7,185        7,185
        -      180,264       180,264         Morgan Stanley                                           -      6,643        6,643
                                                                                               ----------------------------------
                                                                                                      -     16,650       16,650
                                                                                               ----------------------------------

                 Nations Classic Value Fund / Nations Value Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                February 28, 2003

                                                                                                                       Nations
                                                                                                                        Value
                                                                                                Nations                 Fund
Nations                                                                                         Classic    Nations      (new)
Classic         Nations                                                                          Value      Value    Combined Pro
 Value           Value     Combined Pro                                                          Fund       Fund        Forma
 Fund            Fund         Forma                                                              Value      Value       Value
Shares          Shares        Shares                   Description                               (000)      (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
                                           Common stocks - (continued)
                                           Lodging and recreation - 2.0%
        -      271,349       271,349         Carnival Corporation-Class A                      $      -   $  6,233     $  6,233
  432,100            -       432,100         Hasbro, Inc.*                                        5,233          -        5,233
        -      230,600       230,600         Starwood Hotels & Resorts Worldwide, Inc.                -      5,214        5,214
                                                                                               ----------------------------------
                                                                                                  5,233     11,447       16,680
                                                                                               ----------------------------------

                                           Medical devices and supplies - 0.7%
        -      156,000       156,000         Abbott Laboratories                                      -      5,557        5,557
                                                                                               ----------------------------------

                                           Metals and mining - 0.7%
        -      154,400       154,400         Phelps Dodge Corporation+                                -      5,552        5,552
                                                                                               ----------------------------------

                                           Natural gas distribution - 0.4%
  756,000            -       756,000         El Paso Corporation*                                 3,674          -        3,674
                                                                                               ----------------------------------

                                           Networking and telecommunications equipment - 1.9%
2,039,488            -     2,039,488         Avaya Inc.*                                          4,466          -        4,466
4,821,000                  4,821,000         Lucent Technologies Inc.                             7,907          -        7,907
        -      249,800       249,800         Nokia Corporation, ADR                                   -      3,305        3,305
                                                                                               ----------------------------------
                                                                                                 12,373      3,305       15,678
                                                                                               ----------------------------------

                                           Oil refining and marketing - 0.9%
        -      153,394       153,394         ConocoPhillips                                           -      7,777        7,777
                                                                                               ----------------------------------

                                           Oilfield services - 2.0%
        -      303,100       303,100         ENSCO International Inc.                                 -      8,481        8,481
        -      204,019       204,019         Nabors Industries, Ltd.+                                 -      8,089        8,089
                                                                                               ----------------------------------
                                                                                                      -     16,570       16,570
                                                                                               ----------------------------------

                                           Paper and forest products - 2.1%
        -      255,120       255,120         Bowater Inc.                                             -      9,682        9,682
        -      229,573       229,573         International Paper Company                              -      8,042        8,042
                                                                                               ----------------------------------
                                                                                                      -     17,724       17,724
                                                                                               ----------------------------------

                                           Pharmaceuticals - 3.0%
  364,100      154,000       518,100         Bristol-Myers Squibb Company*                        8,483      3,588       12,071
        -      135,500       135,500         Pharmacia Corporation                                    -      5,599        5,599
  394,500            -       394,500         Schering-Plough Corporation*                         7,109          -        7,109
                                                                                               ----------------------------------
                                                                                                 15,592      9,187       24,779
                                                                                               ----------------------------------

                                           Professional services - 0.5%
1,472,000            -     1,472,000         Service Corporation International*                   4,519          -        4,519
                                                                                               ----------------------------------

                                           Railroads, trucking and shipping - 1.6%
        -      252,005       252,005         CSX Corporation                                          -      6,769        6,769
        -      125,251       125,251         Union Pacific Corporation                                -      6,912        6,912
                                                                                               ----------------------------------
                                                                                                      -     13,681       13,681
                                                                                               ----------------------------------

                                           Real Estate Investment Trusts (REITs) - 2.0%
        -      162,900       162,900         Boston Properties, Inc.                                  -      6,060        6,060
        -      314,795       314,795         Equity Office Properties Trust                           -      7,722        7,722
        -      107,900       107,900         ProLogis Trust                                           -      2,674        2,674
                                                                                               ----------------------------------
                                                                                                      -     16,456       16,456
                                                                                               ----------------------------------

                                           Restaurants - 1.4%
  523,625      324,139       847,764         McDonald's Corporation                               7,127      4,412       11,539
                                                                                               ----------------------------------

                                           Retail - Specialty - 0.6%
  195,800            -       195,800         Sherwin-Williams Company                             5,228          -        5,228
                                                                                               ----------------------------------

                                           Semiconductors - 2.6%
        -      415,200       415,200         Agilent Technologies, Inc.+                              -      5,481        5,481
        -      150,700       150,700         KLA-Tencor Corporation+                                  -      5,388        5,388
  677,340            -       677,340         Micron Technology, Inc.                              5,412          -        5,412
        -      479,943       479,943         Teradyne, Inc.+                                          -      5,562        5,562
                                                                                               ----------------------------------
                                                                                                  5,412     16,431       21,843
                                                                                               ----------------------------------

                                           Software - 0.7%
        -      515,900       515,900         Cadence Design Systems, Inc.+                            -      5,463        5,463
                                                                                               ----------------------------------

                 Nations Classic Value Fund / Nations Value Fund
       Pro Forma Combining Schedule of Investments (unaudited) (continued)
                                February 28, 2003

                                                                                                                       Nations
                                                                                                                        Value
                                                                                                Nations                 Fund
Nations                                                                                         Classic    Nations      (new)
Classic         Nations                                                                          Value      Value    Combined Pro
 Value           Value     Combined Pro                                                          Fund       Fund        Forma
 Fund            Fund         Forma                                                              Value      Value       Value
Shares          Shares        Shares                   Description                               (000)      (000)       (000)
---------------------------------------------------------------------------------------------------------------------------------
                                           Common stocks - (continued)
                                           Specialty stores - 1.5%
        -      186,355       186,355         Gap, Inc.                                        $       -   $  2,430     $  2,430
        -      415,500       415,500         Limited Brands                                           -      4,936        4,936
  623,990            -       623,990         Toys R Us, Inc.                                      5,042          -        5,042
                                                                                              -----------------------------------
                                                                                                  5,042      7,366       12,408
                                                                                              -----------------------------------

                                           Steel - 0.9%
        -       63,400        63,400         Nucor Corporation                                        -      2,637        2,637
  447,300            -       447,300         United States Steel Corporation                      5,198          -        5,198
                                                                                              -----------------------------------
                                                                                                  5,198      2,637        7,835
                                                                                              -----------------------------------

                                           Telecommunications services - 8.6%
  492,000      317,400       809,400         BellSouth Corporation                               10,661      6,878       17,539
  657,000      599,200     1,256,200         Motorola, Inc.                                       5,532      5,045       10,577
  506,100      230,769       736,869         SBC Communications Inc.                             10,527      4,800       15,327
  780,500            -       780,500         Sprint Corporation (FON Group)*                      9,912          -        9,912
  287,100      247,398       534,498         Verizon Communications Inc.                          9,928      8,555       18,483
                                                                                              -----------------------------------
                                                                                                 46,560     25,278       71,838
                                                                                              -----------------------------------

                                           Tobacco - 3.1%
  196,400      258,548       454,948         Altria Group, Inc.                                   7,590      9,993       17,583
   72,100            -        72,100         R.J. Reynolds Tobacco Holdings, Inc.*                2,878          -        2,878
  178,000            -       178,000         UST Inc.                                             5,132          -        5,132
                                                                                              -----------------------------------
                                                                                                 15,600      9,993       25,593
                                                                                              -----------------------------------

                                           Total common stocks
                                             (Cost $457,277 and $547,689, respectively)         315,601    488,466      804,067
                                                                                              -----------------------------------

Principal     Principal     Principal
 amount        amount        amount
  (000)        (000)         (000)
---------------------------------------
                                           Convertible bonds and notes - 0.3%
                                             (Cost $0 and $2,326, respectively)
                                           Specialty stores - 0.3%
$    -        $  2,326     $   2,326         Gap, Inc.,
                                             5.750% 03/15/09                                          -      2,698        2,698
                                                                                              -----------------------------------

 Shares        Shares        Shares
  (000)        (000)         (000)
---------------------------------------
                                           Investment companies - 3.1%
                                             (Cost $5,345 and $20,399, respectively)
    5,345       20,399        25,744           Nations Cash Reserves, Capital Class Shares#       5,345     20,399       25,744
                                                                                              -----------------------------------
                                                                                                  5,345     20,399       25,744
                                                                                              -----------------------------------

                                           Total investments - 99.8%
                                             (Cost $462,622 and $570,414, respectively)       $ 320,946   $511,563     $832,509
                                                                                              -----------------------------------

-------------------------------

+  Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

* It is expected that these securities will be sold in connection with the reorganization of Nations Classic Value Fund into Nations Value Fund.

                 Nations Classic Value Fund / Nations Value Fund
             Pro Forma Combining Statement of Net Assets (unaudited)
                                February 28, 2003

                                                                                                                     Nations
                                                                                                                      Value
                                                                                                                      Fund
                                                          Nations            Nations                                  (new)
                                                       Classic Value          Value         Adjustments to           Proforma
                                                           Fund               Fund             Pro Forma             Combined
                                                        (in 000's)         (in 000's)         (in 000's)            (in 000's)
                                                       ---------------------------------------------------        -------------
Total Investments                                      $    320,946      $    511,563        $         -           $    832,509

Other Assets and Liabilities:
Cash                                                              -                 1                  -                      1
Receivable for investment securities sold                     1,507             1,391                  -                  2,898
Receivable for Fund shares sold                                   -               375                  -                    375
Dividends receivable                                            952             1,580                  -                  2,532
Interest receivable                                               4                79                  -                     83
Collateral for securities loaned                                  -                 -                  -                      -
Payable for Fund shares redeemed                                  -              (304)                 -                   (304)
Investment advisory fee payable                                (165)             (254)                 -                   (419)
Administration fee payable                                      (59)              (90)                 -                   (149)
Shareholder servicing and distribution fees payable             (53)              (43)                 -                    (96)
Due to custodian                                                  -                 -                  -                      -
Payable for investment securities purchased                  (1,476)           (1,734)                 -                 (3,210)
Accrued Trustees' fees and expenses                             (11)             (108)                 -                   (119)
Accrued expenses and other liabilities                          (76)             (215)                 -                   (291)
                                                       ---------------------------------------------------         -------------
Total Other Assets and Liabilities                              623               678                  -                  1,301
                                                       ---------------------------------------------------         -------------
Net Assets                                             $    321,569      $    512,241        $         -           $    833,810
                                                       ===================================================         =============

Net Assets by Class:
Primary A                                              $242,612,109      $425,137,712        $         -            667,749,821
Investor A                                               15,672,330        44,059,507                  -             59,731,837
Investor B                                               28,113,535        38,339,209                  -             66,452,744
Investor C                                               35,170,809         4,704,932                  -             39,875,741
                                                       ---------------------------------------------------         -------------
                                                       $321,568,783      $512,241,360        $         -           $833,810,143
                                                       ---------------------------------------------------         -------------

Shares Outstanding by Class:
Primary A                                                32,095,996        49,817,305         (3,630,790) (a)        78,282,511
Investor A                                                2,075,435         5,174,208           (238,864) (a)         7,010,779
Investor B                                                3,739,148         4,623,973           (347,108) (a)         8,016,013
Investor C                                                4,679,760           567,902           (431,751) (a)         4,815,911
                                                       ---------------------------------------------------         -------------
                                                         42,590,339        60,183,388         (4,648,513) (a)        98,125,214
                                                       ---------------------------------------------------         -------------

Net Asset Value per Share by Class:
Primary A                                              $       7.56      $       8.53        $         -           $       8.53
Investor A                                             $       7.55      $       8.52        $         -           $       8.52
Investor B                                             $       7.52      $       8.29        $         -           $       8.29
Investor C                                             $       7.52      $       8.28        $         -           $       8.28

(a) Reflects the issuance of Nations Value Fund shares to holders of shares of Nations Classic Value Fund.

                   See Notes to Pro Forma Financial Statements

                 Nations Classic Value Fund / Nations Value Fund
             Pro Forma Combining Statement of Operations (unaudited)
                  Twelve Month Period Ending February 28, 2003

                                                                                                                     Nations
                                                                                                                      Value
                                                                                                                      Fund
                                                          Nations            Nations                                  (new)
                                                       Classic Value          Value         Adjustments to           Proforma
                                                           Fund               Fund             Pro Forma             Combined
                                                        (in 000's)         (in 000's)         (in 000's)            (in 000's)
                                                       ---------------------------------------------------         -------------
Investment Income:
Interest                                               $          -      $        132        $         -           $        132
Dividends (net of foreign withholding taxes of
  $0 and $33, respectively)                                   8,453            12,670                  -                 21,123
Dividend income from affiliated funds                           179               281                  -                    460
Securities lending                                               69                82                  -                    151
                                                       ---------------------------------------------------         -------------
Total Investment Income                                       8,701            13,165                  -                 21,866
                                                       ---------------------------------------------------         -------------

Expenses:
Investment advisory fee                                       2,431             3,662                  -                  6,093
Administration fee                                              860             1,296                  -                  2,156
Transfer agent fee                                              147               193                  -                    340
Custodian fees                                                   24                38                  -                     62
Legal and audit fees                                             83               109                (83) (a)               109
Registration and filing fees                                     48                58                (48) (a)                58
Trustees' fees and expenses                                      16                13                (16) (a)                13
Printing expense                                                 70                82                (35) (a)               117
Other                                                            18                21                (18) (a)                21
                                                       ---------------------------------------------------         -------------
     Subtotal                                                 3,697             5,472               (200)                 8,969
                                                       ---------------------------------------------------         -------------

Shareholder servicing and distribution fees:
Investor A Shares                                                43               123                  -                    166
Investor B Shares                                               347               578                  -                    925
Investor C Shares                                               401                57                  -                    458
                                                       ---------------------------------------------------         -------------
     Total expenses                                           4,488             6,230               (200)                10,518
                                                       ---------------------------------------------------         -------------

Fees waived by investment adviser, administrator
  and/or distributor                                              -                 -                  -                      -
Fees reduced by credits allowed by the custodian                  -                 -                  -                      -
                                                       ---------------------------------------------------         -------------
   Net Expenses                                               4,488             6,230               (200)                10,518
                                                       ---------------------------------------------------         -------------

Net Investment Income                                         4,213             6,935                200                 11,348
                                                       ---------------------------------------------------         -------------

Net Realized And Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments                       6,168           (34,542)                 -                (28,374)
Net change in unrealized appreciation/
  (depreciation) of investments                            (150,753)         (117,149)                 -               (267,902)
                                                       ---------------------------------------------------         -------------
Net realized and unrealized gain/(loss)
  on investments                                           (144,585)         (151,691)                 -               (296,276)
                                                       ---------------------------------------------------         -------------
Net Increase/(Decrease) in Net Assets Resulting
  From Operations                                         ($140,372)        ($144,756)             $ 200              ($284,928)
                                                       ===================================================         =============

Legend:
-------
(a) Adjustment reflects expected savings when the two funds become one.

                   See Notes to Pro Forma Financial Statements

                           NATIONS CLASSIC VALUE FUND
                               NATIONS VALUE FUND
          NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

1.  REORGANIZATIONS

On or about July 18, 2003, Nations LargeCap Value Fund will merge with Nations Value Fund in a separate reorganization. No material impact in fees or expenses to the Nations Value Fund (the "Acquiring Fund") is anticipated as a result of this reorganization.



2.  BASIS OF COMBINATION

Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. As of February 28, 2003, Funds Trust offered sixty-one separate portfolios. The unaudited Pro Forma Combining Statement of Net Assets assumes the exchange described in the next paragraph occurred as of February 28, 2003 and the unaudited Pro Forma Combining Statement of Operations for the year ended February 28, 2003 assumes the exchange occurred as of March 1, 2002. These statements have been derived from books and records utilized in calculating daily net asset value of each fund at February 28, 2003 and for the twelve month period then ended.

The pro forma statements give effect to the proposed agreement and plan of reorganization of Nations Classic Value Fund into Nations Value Fund (the "Acquiring Fund"). The Agreement provides for the transfer of the assets and stated liabilities of Nations Classic Value Fund to the Acquiring Fund, in exchange for shares of equal value of designated classes of the Acquiring Fund. The mergers are expected to be done on a tax-free basis whereby the Acquiring Fund will assume the market value and cost basis of the portfolio positions in the Nations Classic Value Fund and the results of operations of Nations Classic Value Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization, which are not considered to be material.

The Funds and their respective shareholders will bear the customary costs associated with the reorganization, including proxy solicitation, if any.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2.  PRO FORMA OPERATIONS

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expected expenses of the combined entity.